EXHIBIT 99.6

                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

      This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated May 30, 2006.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: February 6, 2007


                                       BARINGTON COMPANIES EQUITY PARTNERS,
                                       L.P.
                                       By: Barington Companies Investors,
                                           LLC, its general partner

                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:   James A. Mitarotonda
                                       Title:  Managing Member


                                       BARINGTON INVESTMENTS, L.P.
                                       By: Barington Companies Advisors,
                                           LLC, its general partner

                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:   James A. Mitarotonda
                                       Title:  Managing Member


                                       BARINGTON COMPANIES ADVISORS, LLC

                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:   James A. Mitarotonda
                                       Title:  Managing Member


                                       BARINGTON COMPANIES INVESTORS, LLC

                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:   James A. Mitarotonda
                                       Title:  Managing Member


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                                       BARINGTON COMPANIES OFFSHORE FUND, LTD.

                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:   James A. Mitarotonda
                                       Title:  President


                                       BARINGTON OFFSHORE ADVISORS II, LLC

                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:   James A. Mitarotonda
                                       Title:  Authorized Signatory


                                       BARINGTON OFFSHORE ADVISORS, LLC

                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:   James A. Mitarotonda
                                       Title:  Authorized Signatory


                                       BARINGTON CAPITAL GROUP, L.P.
                                       By:  LNA Capital Corp., its general
                                            partner

                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:   James A. Mitarotonda
                                       Title:  President and CEO


                                       LNA CAPITAL CORP.

                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:   James A. Mitarotonda
                                       Title:  President and CEO

                                           /s/ James A. Mitarotonda
                                           -----------------------------
                                               James A. Mitarotonda

STARBOARD VALUE AND OPPORTUNITY        ADMIRAL ADVISORS, LLC
MASTER FUND LTD.                       By: Ramius Capital Group, L.L.C.,
                                           its sole member
PARCHE, LLC
By: Admiral Advisors, LLC, its         RAMIUS CAPITAL GROUP, L.L.C.
managing member                        By: C4S & Co., L.L.C.,
                                           as managing member

                                       C4S & CO., L.L.C.



                        By: /s/ Jeffrey M. Solomon
                            --------------------------
                        Name:   Jeffrey M. Solomon
                        Title:  Authorized Signatory



JEFFREY M. SOLOMON

/s/ Jeffrey M. Solomon
----------------------
Individually and as attorney-in-fact
for Peter A. Cohen, Morgan B. Stark
and Thomas W. Strauss